UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 28, 2010
Date of Report (Date of earliest event reported)

ECO2 PLASTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

033-31067
(Commission File Number)

31-1705310
(IRS Employer Identification No.)

1143 CRANE STREET, SUITE 203
MENLO PARK, CA 94025

(415) 829-6000
 (Registrant's telephone number, including area code)

Former Address: 5300 Claus Road, Riverbank, CA 95367
Former Telephone Number: (209) 848-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                  Results of Operations and Financial Condition

In accordance with requirements of the Bankruptcy Court under Rule 2015 (6), ECO2 Plastics, Inc. has filed a monthly operating report for the month of March. A copy of the report is attached as Exhibit 99.1.

During the period in which the Company is proceeding under Chapter 11, the monthly operating reports will be filed with the Securities and Exchange Commission on a Form 8-K within 15 calendar days after the report is filed with the Bankruptcy Court. The filing of Form 8-K related to the monthly operating reports will be in lieu of the Company’s filing Form 10-K and 10-Q filings until the Company emerges from Chapter 11. The Company still must satisfy all other provisions of the Exchange Act.

On November 24, 2009, ECO2 Plastics, Inc. (the  “Debtor” or the “Company”) filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of California (the “Bankruptcy Court”) under Chapter 11 of Title 11 of the U.S. Bankruptcy Code (the “Code”). The Debtor’s Chapter 11 bankruptcy filing was done with the approval of its senior lenders. The case number of the filing is 09-3702 DM.

Under Chapter 11, certain claims in existence prior to the Debtor’s filing of the petition for relief under the U.S. Bankruptcy Code are stayed while the Debtor continues business operations as a debtor-in-possession. The Debtor is currently in control of its business as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Code.

However, there can be no assurance that the Debtor will remain in possession of its assets and control of its business as debtor-in-possession and that a trustee will not be appointed to operate the business of the Debtor.  The Debtor’s business relationships and arrangements, and its ability to negotiate future business agreements or arrangements may be affected negatively by its bankruptcy filing. In addition, there can be no assurance that the Debtor will successfully emerge from Chapter 11 protection, or will emerge with the ability to continue its business in the same manner in which it operated prior to the bankruptcy filing.

Item 8.01                  Other Events

In accordance with requirements of the Bankruptcy Code, ECO2 Plastics, Inc. has filed a Disclosure Statement and Plan dated March 11, 2010, which was revised on April 14, 2010 and April 21, 2010. The Bankruptcy Court has approved the form of the Disclosure Statement and Plan dated April 21, 2010.

Copies of the Disclosure Statement and the Plan may be obtained by going to the Bankruptcy Court website (https://ecf.canb.uscourts.gov/); going to the ECO2 website (http://eco2plastics.com/press.html), or contacting ECO2’s counsel at the following email address, and/or fax number:

Attn:  Pam Joakimson, Secretary
Wendel, Rosen, Black & Dean LLP
1111 Broadway, 24th Floor, Oakland, CA  94607
Fax:  (510) 834-1928
Email: pjoakimson@wendel.com

Shareholders will not receive anything under the terms of the Plan, and their shares, warrants, options, or any other equity interest that they have in ECO2 will be cancelled.

Objections to the Plan must be filed and served by May 21, 2010 at 5:00 p.m. Pacific Standard Time. A status conference will be held on May 26, 2010 at 2:30 at 235 Pine Street, San Francisco, California, 94104, courtroom 22 before the Honorable Dennis Montali, United States Bankruptcy Judge (the Bankruptcy Court) for any objection filed. Parties filing an objection are required to meet and confer with counsel for ECO2 to try to resolve their objections. Parties’ objections may not be considered by the Court if they do not appear at the status conference.

The Honorable Dennis Montali will conduct a hearing to consider the confirmation of the Plan on May 28, 2010, at 11:00 a.m., at the Bankruptcy Court.

Item 9.01                  Financial Statements and Exhibits

(c) Exhibits

99.1                            Monthly Operating Report dated March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO2 PLASTICS, INC.
 (Registrant)

Date: April 28, 2010

/s/ Rodney S. Rougelot

Rodney S. Rougelot, CEO